Basis of preparation (Policies)	12 Months Ended
Dec. 31, 2021
Basis of preparation
Basis of consolidation
Accounting policy

The accounting policies below are applied in the preparation of the consolidated financial statements:

Subsidiaries

Subsidiaries are all entities over which Getnet holds control. Subsidiaries are consolidated from the date on which control is transferred to Getnet. Consolidation is discontinued when control no longer exists.

Identifiable assets acquired and liabilities and contingent liabilities assumed in the acquisition of a subsidiary are initially measured at their fair values at the acquisition date.

All intragroup transactions, balances and unrealized gains are eliminated on consolidation.  Unrealized losses are also eliminated, unless the transaction provides evidence of impairment of the transferred asset. The subsidiaries’ accounting policies are amended according to Getnet’s accounting policies, as applicable.